Exhibit 10.5

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (as the same may be amended, restated or otherwise modified, this “Agreement”) is made as of March 14, 2007, between FRANKLIN COVEY CO., a Utah corporation with a place of business at 2200 West Parkway Blvd., Salt Lake City, Utah 84119 (“Pledgor”), and JPMORGAN CHASE BANK, N.A., a national banking association with offices at 80 West Broadway, Suite 200, Salt Lake City, Utah, 84101 (“Collateral Agent”), not in its individual capacity, but solely as collateral agent for JPMORGAN CHASE BANK, N.A., a national banking association (“Chase”), and ZIONS FIRST NATIONAL BANK, a national banking association (“Zions” and, together with Chase, individually and collectively, as the context requires, the “Lender”), in conjunction with the Loan made to Pledgor by Lender pursuant to the Loan Agreement.

Pledgor understands that Lender is willing to grant the Loan to Pledgor only upon certain conditions, one of which is that Pledgor execute and deliver this Agreement and this Agreement is being executed and delivered in consideration of each of the Obligations (as defined below) granted to Pledgor by Lender and for other valuable considerations.

For good and valuable consideration, receipt of which is hereby acknowledged, Pledgor and Collateral Agent hereby agree as follows:

1.  Definitions. Except as otherwise provided herein, terms defined in the Chase Loan Agreement shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. Terms defined in the Uniform Commercial Code which are used herein shall have the meanings set forth in the Uniform Commercial Code, except as expressly defined otherwise. As used herein, the term:

“Chase Loan” means the revolving line of credit extended by Chase to Pledgor pursuant and subject to the Chase Note, the Chase Loan Agreement and the other Chase Loan Documents.

“Chase Loan Documents” means, collectively, the Chase Loan Agreement, the Chase Note, and all other documents that from time to time govern or evidence the Chase Obligations or secure payment or performance thereof, as such documents may be amended or modified from time to time.

“Chase Loan Agreement” means that certain Revolving Line of Credit Agreement of even date herewith by and between Pledgor and Chase, as the same may be amended or modified from time to time.

“Chase Note” means that certain Secured Promissory Note of even date herewith executed by Pledgor and payable to Chase in the maximum principal amount of $18,000,000, as the same may be amended or modified from time to time.

“Chase Obligations” means: (a) the Obligations, as such term is defined in the Chase Loan Agreement; (b) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor; (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Agreement; and (d) the performance of the covenants and agreements of Pledgor contained in this Agreement.

“Collateral” means the following, wherever located, now owned or existing or hereafter acquired or created: (a) THREE THOUSAND FOUR HUNDRED NINETY-TWO (3,492) common shares of FRANKLIN COVEY PRINTING, INC., a Utah corporation (“Printing”), evidenced by Certificate No. 33, and all other equity interests of Pledgor in Printing now owned or acquired in the future; (b) ONE HUNDRED SEVENTY-SIX THOUSAND TWO HUNDRED FIFTY (176,250) common shares of FRANKLIN DEVELOPMENT CORPORATION (“Development”), evidenced by Certificate No. 42, and all other equity interests of Pledgor in Development now owned or acquired in the future; (c) ONE HUNDRED THOUSAND (100,000) common shares of FRANKLIN COVEY TRAVEL, INC., a Utah corporation (“Travel”), evidenced by Certificate No. 2, and all other equity interests of Pledgor in Travel now owned or acquired in the future; (d) ONE HUNDRED THOUSAND (100,000) common shares of FRANKLIN COVEY CATALOG SALES, INC., a Utah corporation (“Catalog”), evidenced by Certificate No. 2, and all other equity interests of Pledgor in Catalog now owned or acquired in the future; (e) ONE HUNDRED THOUSAND (100,000) common shares of FRANKLIN COVEY CLIENT SALES, INC., a Utah corporation (“Client”), evidenced by Certificate No. 2, and all other equity interests of Pledgor in Client now owned or acquired in the future; (f) ONE HUNDRED THOUSAND (100,000) common shares of FRANKLIN COVEY PRODUCT SALES, INC., a Utah corporation (“Product”), evidenced by Certificate No. 2, and all other equity interests of Pledgor in Product now owned or acquired in the future; (Printing, Development, Travel, Catalog, Client and Product are collectively referred to as the “Issuer”); (g) all proceeds of the foregoing, including, without limitation, (i) any and all equity interests of the Issuer issued in replacement thereof; (ii) any and all equity interests of the Issuer issued as a dividend or issued in connection with any increase or decrease of capital, reclassification, merger, consolidation, sale of assets, combination of shares, split, spin-off or split-off; (iii) any and all options, warrants, or rights applicable to the equity interests of the Issuer, whether as an addition to, or in substitution or exchange for any of said shares and equity interests or otherwise; and (iv) any and all dividends or distributions on the foregoing described equity interests, whether payable in cash or in property, excluding those made with Collateral Agent’s or Lender’s consent or those that are not inconsistent with any restrictions imposed by Collateral Agent or Lender.

“Default Rate” means the default interest rate provided in the Note.

“Event of Default” means the failure of Debtor to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Loan Documents.

“Intercreditor Agreement” means that certain Intercreditor Agreement of even date herewith by and among Collateral Agent and Lender, as the same may be amended or modified from time to time.

“Loan” means, individually and collectively, as the context requires, the Chase Loan and the Zions Loan.

“Loan Agreement” means, individually and collectively, as the context requires, the Chase Loan Agreement and the Zions Loan Agreement.

“Loan Documents” means, individually and collectively, as the context requires, the Chase Loan Documents and the Zions Loan Documents.

“Note” means, individually and collectively, as the context requires, the Chase Note and the Zions Note.

“Obligations” means, individually and collectively, as the context requires, the Chase Obligations and the Zions Obligations.

“Organizational Documents” means the Articles of Incorporation of Pledgor, as filed with the predecessor filing office to the Utah Department of Commerce, Division of Corporations and Commercial Code on December 2, 1983, and the Amended and Restated Bylaws of Pledgor, dated effective as of January 11, 2002, and all modifications and amendments to those documents, pursuant to which Pledgor has been formed and exists.

“Security Agreement” means that certain Security Agreement of even date herewith among Pledgor, Guarantors, and Collateral Agent, as the same may be amended or modified from time to time.

“Uniform Commercial Code” means the Uniform Commercial Code as adopted now or in the future in the State of Utah.

“Zions Loan” means the revolving line of credit extended by Zions to Pledgor pursuant and subject to the Zions Note, the Zions Loan Agreement and the other Zions Loan Documents.

“Zions Loan Agreement” means that certain Revolving Line of Credit Agreement of even date herewith by and between Pledgor and Zions, as the same may be amended or modified from time to time.

“Zions Loan Documents” means, collectively, the Zions Loan Agreement, the Zions Note, and all other documents that from time to time govern or evidence the Zions Obligations or secure payment or performance thereof, as such documents may be amended or modified from time to time.

“Zions Note” means that certain Secured Promissory Note of even date herewith executed by Pledgor and payable to Zions in the maximum principal amount of $7,000,000, as the same may be amended or modified from time to time.

“Zions Obligations” means: (a) the Obligations, as such term is defined in the Zions Loan Agreement; (b) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor; (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Agreement; and (d) the performance of the covenants and agreements of Pledgor contained in this Agreement.

2.  Grant of Security Interest. Pledgor hereby grants to Collateral Agent a security interest in the Collateral. Pledgor and Collateral Agent acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Pledgor, regardless of when advances to Pledgor are actually made or when the Collateral is created or acquired.

3.  Debts Secured. The security interest granted by this Agreement shall secure all of Pledgor’s present and future debts, obligations, and liabilities of whatever nature to Lender or Collateral Agent, including, without limitation, the Obligations.

4.  Representations, Warranties and Covenants. Pledgor represents and warrants to Collateral Agent as follows: (a) Pledgor is a corporation duly organized under the laws of the State of Utah, (b) Pledgor is duly qualified to do business in each jurisdiction where the conduct of its business requires qualification and where failure to so qualify would result in a Material Adverse Change, (c) Pledgor has the full power and authority to own its properties and to conduct the business in which it engages and to enter into and perform its obligations under this Agreement, (d) the execution, delivery, and performance by Pledgor of this Agreement have been duly authorized by all necessary action on the part of Pledgor and are not inconsistent with Pledgor’s Organizational Documents or any resolution of Pledgor, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Pledgor is a party or by which it is bound except to the extent that any such contravention or default would not cause a Material Adverse Change, and that upon execution and delivery hereof and thereof, this Agreement will constitute legal, valid, and binding agreements and obligations of Pledgor, enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Requirements of Laws affecting creditors’ rights generally and by principles of equity, and (e) the organizational identification number assigned to Pledgor by its state of organization is set forth in the Security Agreement.

5.  Representations and Warranties Concerning Collateral. Pledgor further represents and warrants to Collateral Agent as follows: (a) the Collateral is not subject to any purchase agreement, voting trust or other agreement affecting, restricting, or limiting the sale, transfer, disposition or voting rights concerning said shares and equity interests, other than as provided in the Organizational Documents of Pledgor and as permitted under the Loan Agreement, (b) Pledgor is the sole owner of the Collateral, (c) as of the date of this Agreement, Pledgor is the owner of (i) THREE THOUSAND FOUR HUNDRED NINETY-TWO (3,492) common shares of Printing, which constitute one hundred percent (100%) of the issued and outstanding common shares of Printing; (ii) ONE HUNDRED SEVENTY-SIX THOUSAND TWO HUNDRED FIFTY (176,250) common shares of Development, which constitute one hundred percent (100%) of the issued and outstanding common shares of Development; (iii) ONE HUNDRED THOUSAND (100,000) common shares of Travel, which constitute one hundred percent (100%) of the issued and outstanding common shares of Travel; (iv) ONE HUNDRED THOUSAND (100,000) common shares of Catalog, which constitute one hundred percent (100%) of the issued and outstanding common shares of Catalog; (v) ONE HUNDRED THOUSAND (100,000) common shares of Client, which constitute one hundred percent (100%) of the issued and outstanding common shares of Client; and (vi) ONE HUNDRED THOUSAND (100,000) common shares of Product, which constitute one hundred percent (100%) of the issued and outstanding common shares of Product, and (d) the Collateral is not subject to any security interest, lien, prior assignment or other encumbrance of any nature whatsoever except Permitted Exceptions.

6.  Covenants Concerning Collateral. Pledgor covenants that: (a) Pledgor will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances, except Permitted Exceptions, as provided in the Loan Agreement and as provided in the Organizational Documents of Pledgor, (b) Pledgor will not sell or transfer the Collateral without the prior written consent of Collateral Agent unless such sale or transfer does not cause a Material Adverse Change, (c) Pledgor hereby authorizes Collateral Agent to file financing statements concerning the Collateral, (d) Pledgor will execute and deliver any documents (properly endorsed, if necessary) reasonably requested by Collateral Agent for perfection or enforcement of any security interest or lien in the Collateral, give good faith, diligent cooperation to Collateral Agent, and perform such other acts reasonably requested by Collateral Agent for perfection and enforcement of any security interest or lien in the Collateral, including, without limitation, obtaining control for purposes of perfection; Collateral Agent is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder, (e) Pledgor will deliver any and all stock certificates or similar instruments evidencing the Collateral to Collateral Agent at the time of execution of this Agreement, and (f) during the continuance of an Event of Default and except as otherwise expressly provided herein, Pledgor will promptly deliver to Collateral Agent all written notices, dividends, certificates, and other documents constituting or relating to the Collateral, which are received during the continuance of such Event of Default and will promptly give Collateral Agent written notice of any other notices which are received during the continuance of such Event of Default by Pledgor with respect to the Collateral.

7.  Transfer of Ownership. Pledgor agrees to execute and deliver to Collateral Agent, at the time of execution of this Agreement, Transfer Powers in a form reasonably acceptable to Collateral Agent. The Transfer Powers may contain blanks or otherwise be incomplete but shall nonetheless be binding and effective. Collateral Agent is hereby irrevocably authorized, and Pledgor hereby irrevocably makes, constitutes and appoints Collateral Agent as its true and lawful attorney in fact, with full power of substitution, to fill in such blanks and otherwise complete the Transfer Powers, now or at any time in the future, such power to be exercised only upon the occurrence and during the continuance of an Event of Default. Collateral Agent may deliver the Transfer Powers as Collateral Agent deems appropriate in connection with any transfer of the Collateral pursuant to this Agreement.

Pledgor hereby makes, constitutes and appoints Collateral Agent as its true and lawful attorney in fact, with full power of substitution, to transfer the Collateral on the books of the issuing entity or any transfer agent to the name of any transferee upon foreclosure of this security interest.

Collateral Agent shall not be under any obligation to exercise any of such rights or privileges.

Pledgor agrees to give full cooperation and to use its best efforts to cause any issuer, transfer agent, or registrar of the Collateral to take all such actions and to execute all such documents as may be necessary or appropriate to effect any sale, transfer or other disposition of the Collateral upon the occurrence of and during the continuance of an Event of Default.

Pledgor acknowledges that a breach of any of the covenants contained in this Section may cause irreparable injury to Collateral Agent, that Collateral Agent will have no adequate remedy at law with respect to such breach, and, as a consequence, that the covenants in this Section shall be specifically enforceable.

8.  Collection of Dividends. During the term of this Agreement, Pledgor is authorized to collect all dividends, distributions, payments and other amounts that may be or become payable on any of the Collateral so long as no Event of Default has occurred and is continuing. Upon occurrence of an Event of Default and during the continuance of an Event of Default, Collateral Agent is authorized to collect all dividends, distributions, payments or other amounts that may be or become payable on any of the Collateral. Such amounts collected shall be distributed ratably to each Lender and applied by each Lender to the indebtedness secured hereby. Collateral Agent shall be under no obligation to collect any such amounts.

9.  Voting Rights. So long as no Event of Default has occurred and is continuing, Pledgor shall have the right, where applicable, to vote the Collateral on all corporate questions, or otherwise exercise such similar rights as may arise from the Collateral. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, such right shall, at the sole option of Collateral Agent, terminate whereupon Collateral Agent may exercise all such rights. Pledgor agrees to appoint Collateral Agent as its proxy, and to execute such additional documents as are necessary to effect the same, pursuant to the Organizational Documents of Pledgor.

10.  Exercise of Options. In the event that during the term of this Agreement subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights and options shall constitute part of the Collateral. If such subscription warrants or other rights or options shall expire during the term of this Agreement and Pledgor has not elected to exercise such warrants or options, Collateral Agent may elect (without any duty to do so) to exercise such warrants, rights and options at its own expense and to the extent assignable, Pledgor will assign its rights thereunder. All new shares or other equity interests so acquired shall be subject to and held under the terms hereof as Collateral.

11.  Duty of Collateral Agent. Beyond the exercise of reasonable care to assure safe custody of the certificates evidencing the Collateral while held hereunder, Collateral Agent shall have no duty or liability to preserve rights pertaining to the Collateral.

12.  Right to Perform for Pledgor. Collateral Agent may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral (other than Permitted Exceptions), perform any duty or obligation of Pledgor and pay filing, recording, insurance and other charges payable by Pledgor provided herein if Pledgor fails to do so. Any such payments advanced by Collateral Agent shall be repaid by Pledgor upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

13.  Default. Time is of the essence of this Agreement. No course of dealing or any delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.

14.  Remedies. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, Collateral Agent shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Loan Documents: (a) Collateral Agent shall have all the rights and remedies available under the Uniform Commercial Code; and (b) Collateral Agent may sell or otherwise dispose of any or all of the Collateral and, after deducting any costs or expenses incurred by Collateral Agent in connection with such sale or disposition, including, without limitation, attorneys’ fees, ratably distribute the remainder to each Lender to pay, or to hold as a reserve against, the obligations secured by this Agreement.

Pledgor shall be liable for all deficiencies owing on any obligation secured by this Agreement after liquidation of the Collateral. Collateral Agent shall not have any obligation to prepare any Collateral for sale or other disposition.

The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Collateral Agent might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Collateral Agent may deem expedient. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

Regardless of the occurrence of any Event of Default, Pledgor agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Collateral Agent in any bankruptcy proceeding of any type involving Pledgor, the Collateral, or this Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

15.  Suretyship Waivers by Pledgor. Pledgor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, Pledgor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Collateral Agent may deem advisable. Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11 above. Pledgor further waives any and all other suretyship defenses.

16.  CHOICE OF LAW. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE TRIED AND LITIGATED IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH OR, IN ANY OTHER COURT IN WHICH A PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF PLEDGOR AND COLLATERAL AGENT WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH.

17.  WAIVER OF JURY TRIAL. EACH OF PLEDGOR AND COLLATERAL AGENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED UPON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF PLEDGOR AND COLLATERAL AGENT (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18.  WAIVER OF SPECIAL DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST COLLATERAL AGENT ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS, THE LOAN OR THE USE OF THE PROCEEDS THEREOF.

19.  MISCELLANEOUS WAIVERS. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT (EACH, A “PROCEEDING”), PLEDGOR IRREVOCABLY (A) SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF SALT LAKE, COUNTY OF SALT LAKE AND STATE OF UTAH, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE COLLATERAL AGENT FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. PLEDGOR FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY UTAH STATE OR UNITED STATES COURT SITTING IN THE CITY OF SALT LAKE AND COUNTY OF SALT LAKE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT THE ADDRESS INDICATED IN THE GUARANTY, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF PLEDGOR SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

20.  Indemnification. Pledgor shall indemnify Collateral Agent for any and all claims and liabilities, and for damages which may be awarded or incurred by Collateral Agent, and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Collateral Agent of this Agreement, but excluding any such claim based upon breach or default by Collateral Agent or gross negligence or willful misconduct of Collateral Agent.

Collateral Agent shall have the sole and complete control of the defense of any such claims. Collateral Agent is hereby authorized to settle or otherwise compromise any such claims as Collateral Agent in good faith determines shall be in Collateral Agent’s best interest.

21.  Notices. All notices or demands by any party hereto shall be in writing and shall be sent as provided in the Chase Loan Agreement.

22.  General. This Agreement is made for the sole and exclusive benefit of Pledgor, Lender and Collateral Agent and is not intended to benefit any other third party, other than Lender. No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

If the incurring of any debt by Pledgor, or the payment of any money or transfer of property to Collateral Agent or Lender by or on behalf of Pledgor should for any reason subsequently be determined to be “voidable” or “avoidable” in whole or in part within the meaning of any state or federal law (collectively “voidable transfers”), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Collateral Agent or Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Collateral Agent’s or Lender’s counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Collateral Agent or Lender related thereto, the liability of Pledgor, and each of them, and this Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

All references in this Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

All agreements, representations, warranties and covenants made by Pledgor shall survive the execution and delivery of this Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any Obligation or any obligation to Collateral Agent contemplated by this Agreement is outstanding and unpaid. All agreements, representations, warranties and covenants in this Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.

This Agreement may be executed in several counterparts, without the requirement that all parties sign each counterpart. Each of the counterparts shall be an original but all of which together shall constitute one and the same instrument.

This Agreement constitutes the entire agreement between Pledgor and Collateral Agent as to the subject matter hereof and may not be altered or amended except by written agreement signed by Pledgor and Collateral Agent. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FRANKLIN COVEY CO.
a Utah corporation
By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Treasurer and Vice President of Investor Relations "Pledgor"

JPMORGAN CHASE BANK, N.A.
a national banking association
By:	/s/ TONY C. NIELSEN
Name: Tony C. Nielsen
Title: Senior Vice President "Collateral Agent"